MERRILL LYNCH
                                                              MASSACHUSETTS
                                                              MUNICIPAL
                                                              BOND FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              January 31, 1999

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended January 31, 1999, long-term bond yields moved significantly lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November, in part to ensure that US domestic economic growth would not be negatively impacted by ongoing weak economic growth overseas. However, various external factors, as well as increased volatility, contributed to the decline in bond yields as they have for much of the past year. Episodes of foreign economic instability generated a significant "flight to quality" rally in US Treasury securities, as well as fostering lower tax-exempt bond yields as a result. Periods of strong foreign equity market appreciation, particularly in Asia, have at times resulted in higher US bond yields as foreign investors have sold US fixed-income instruments to reinvest the proceeds in their own domestic equity markets. Additionally, the continued distraction of President Clinton's impeachment trial added to recent interest rate volatility. However, on balance, the favorable fundamental economic scenario supported lower bond yields. During the six-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell over 60 basis points (0.60%) to 5.09%, and long-term municipal revenue bond yields declined almost 20 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion-$18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong flight to quality demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic problems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy

During the six months ended January 31, 1999, our portfolio strategy was driven mainly by our constructive investment outlook. A number of factors contributed to this optimistic assessment, not the least of which was the steady decline in the rate of inflation. While the economy proved to be surprisingly resilient despite the economic and financial turbulence faced by much of the world during the period, the absence of emergent price pressures suggested that the environment for long-term interest rates would remain favorable. Consequently, we sought to build and maintain a maximum exposure to tax-exempt securities that possessed strong performance characteristics. In the absence of any material growth in the Fund's assets by way of new subscriptions, funding for these purchases originated from the sale of more seasoned holdings that we believed faced a high probability of being redeemed on their first call date within the next few years. During the period, we preferred to redeploy the Fund's assets at a time of our own choosing rather than face the uncertain reinvestment risk at some point in the future.

During the six months ended January 31, 1999, new long-term issuance of tax-exempt debt in Massachusetts failed to keep pace with volume at the national level. This relative decline in supply, coupled with healthy demand both from retail and institutional investors, created an environment in which Massachusetts issues outperformed the broader market. However, expected issuance during the months ahead should alleviate matters somewhat since the extraordinary relative value inherent in current market levels will likely sustain demand for the foreseeable future.

Looking ahead, we expect to maintain our current strategy in an effort to capitalize on the fundamentally positive environment for fixed-income markets. In addition, we will continue to seek out opportunities to upgrade the average quality of the portfolio. Quality spreads remain historically narrow in the municipal marketplace, and we believe there is insufficient compensation for the increased risk of holding lower-rated credit longer term.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Massachusetts Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
Executive Vice President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

March 8, 1999

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                    Standardized
                                                          12 Month       3 Month   Since Inception  30-Day Yield
                                                        Total Return  Total Return  Total Return    As of 1/31/99
=================================================================================================================
ML Massachusetts Municipal Bond Fund Class A Shares        +4.93%        +0.63%        +64.72%          3.54%
-----------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class B Shares        +4.40         +0.50         +59.04           3.18
-----------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class C Shares        +4.29         +0.48         +35.53           3.08
-----------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class D Shares        +4.73         +0.60         +38.71           3.44
=================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class B Shares, from 2/28/92 to 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/98                                   +5.47%          +1.26%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                             +5.28           +4.43
--------------------------------------------------------------------------------
Inception (2/28/92)
through 12/31/98                                      +7.47           +6.83
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                    % Return         % Return
                                                   Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/98                                   +4.94%          +0.94%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                             +4.75           +4.75
--------------------------------------------------------------------------------
Inception (2/28/92)
through 12/31/98                                      +6.93           +6.93
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                     % Return         % Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/98                                   +4.83%           +3.83%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/98                                      +7.37            +7.37
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return Without  % Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class D Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/98                                   +5.37%          +1.15%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/98                                      +7.95           +6.91
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Merrill Lynch Massachusetts Municipal Bond Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                            Value
Ratings  Ratings  Amount                                       Issue                                             (Note 1a)
--------------------------------------------------------------------------------------------------------------------------
Massachusetts--86.5%
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      $2,500   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds (Water
                           Utility Improvement), General Senior Series D, 5% due 11/01/2028 (b)                   $  2,484
--------------------------------------------------------------------------------------------------------------------------
                           Massachusetts Bay Transportation Authority Revenue Bonds (Massachusetts
                           General Transportation Systems), Series A:
AA-      Aa3       1,000     7% due 3/01/2021                                                                        1,263
AA-      Aa3       1,750     Refunding, 7% due 3/01/2011                                                             2,192
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         850   Massachusetts Education Loan Authority, Educational Loan Revenue Bonds,
                           AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)                                            943
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,880   Massachusetts Educational Financing Authority, Educational Loan Revenue
                           Refunding Bonds, AMT, Issue E, 5.85% due 7/01/2014 (a)                                    2,046
--------------------------------------------------------------------------------------------------------------------------
BBB+     NR*       1,000   Massachusetts State Development Financing Agency Revenue Bonds (YMCA
                           Greater Boston Issue), 5.45% due 11/01/2028                                               1,000
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Massachusetts State, HFA, Revenue Refunding Bonds (Residential Development),
                           Series C, 6.875% due 11/15/2011 (c)                                                       2,182
--------------------------------------------------------------------------------------------------------------------------
                           Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT:
A+       Aa3       1,500     Series 38, 7.20% due 12/01/2026                                                         1,638
A+       Aa3       2,000     Series 40, 6.65% due 12/01/2027                                                         2,162
AAA      Aaa       1,825     Series 48, 6.35% due 6/01/2026 (d)                                                      1,956
--------------------------------------------------------------------------------------------------------------------------
                           Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
NR*      Ba2         855     (Bay Cove Human Issue), Series A, 5.85% due 4/01/2004                                     875
AAA      Aaa       5,150     (Central Massachusetts Medical Center), CARS, Series B, 9.22% due 6/23/2022 (a)(h)      6,850
--------------------------------------------------------------------------------------------------------------------------
                           Massachusetts State Health and Educational Facilities Authority, Revenue Refunding Bonds:
NR*      Caa       1,000     (New England Memorial Hospital), Series B, 6.125% due 7/01/2013                           300
AAA      Aaa       1,000     (Northeastern University), Series E, 6.55% due 10/01/2022 (d)                           1,108
AAA      NR*       2,500     RIB, Series 80, 7.325% due 7/01/2028 (d)(h)                                             2,603
AAA      Aaa          85     Series J, 6.625% due 7/01/2021 (b)                                                         92
AAA      Aaa       1,000     (Stonehill College), Series E, 6.60% due 7/01/2020 (d)                                  1,104
A        NR*       1,500     (Vinfen Corp. Issues), Series A, 5.30% due 11/15/2028                                   1,495
NR*      A2        2,335     (Wheaton College), Series C, 5.25% due 7/01/2019                                        2,381
--------------------------------------------------------------------------------------------------------------------------
BBB      NR*       2,000   Massachusetts State Industrial Finance Agency, Resources Recovery Revenue
                           Refunding Bonds (Ogden Haven Hill Project), AMT, Series A, 5.60% due 12/01/2019           2,019
--------------------------------------------------------------------------------------------------------------------------
AA-      Aa3       3,000   Massachusetts State Port Authority, Revenue Refunding Bonds, Series A, 5% due
                           7/01/2023                                                                                 2,979
--------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Massachusetts Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
CARS   Complementary Auction Rate Securities
GO     General Obligation Bonds
HFA    Housing Finance Agency
RIB    Residual Interest Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                            Value
Ratings  Ratings  Amount                                       Issue                                             (Note 1a)
--------------------------------------------------------------------------------------------------------------------------
Massachusetts (concluded)
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      $1,000   Massachusetts State Turnpike Authority, Metropolitan Highway System, Revenue
                           Refunding Bonds, Senior Series A, 5% due 1/01/2037 (d)                                 $    987
--------------------------------------------------------------------------------------------------------------------------
                           Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series A:
AAA      Aaa       4,000     (Pooled Loan Program), 4.70% due 8/01/2012 (e)                                          2,173
AA+      Aa3       1,680     (Secured Loan Program), 6.375% due 2/01/2015                                            1,879
--------------------------------------------------------------------------------------------------------------------------
A        A1        6,000   Massachusetts State Water Resource Authority Revenue Bonds, Series A, 6.50% due
                           7/15/2019                                                                                 7,189
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   South Essex, Massachusetts, Sewer District, GO, Series A, 5.25% due 6/15/2024 (d)         1,020
--------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,210   Southern Berkshire, Massachusetts, Regional School District, GO, 7% due 4/15/2003
                           (d)(f)                                                                                    1,371
--------------------------------------------------------------------------------------------------------------------------
NR*      Baa3      1,500   Springfield, Massachusetts, School Project Loan, GO, Series B, 7.10% due
                           9/01/2002 (f)                                                                             1,704
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Puerto Rico--6.7%
--------------------------------------------------------------------------------------------------------------------------
A        Baa1      1,150   Puerto Rico Commonwealth, GO, Public Improvement, 4.75% due 7/01/2023                     1,114
--------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    3,200   Puerto Rico Commonwealth, Government Development Bank, Revenue Refunding Bonds,
                           VRDN, 2.35% due 12/01/2015 (d)(g)                                                         3,200
--------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$55,944)--93.2%                                                                            60,309

Other Assets Less Liabilities--6.8%                                                                                  4,376
                                                                                                                  --------
Net Assets--100.0%                                                                                                $ 64,685
                                                                                                                  ========
--------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FNMA Collateralized.
(d)   MBIA Insured.
(e) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
      The interest rate shown is the rate in effect at January 31, 1999.
*     Not rated.
+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1999

Assets:            Investments, at value (identified cost--$55,943,710) (Note 1a) ..                $ 60,308,864
                   Cash ............................................................                     636,497
                   Receivables:
                     Securities sold ...............................................  $ 3,419,922
                     Interest ......................................................      542,089
                     Beneficial interest sold ......................................        5,660      3,967,671
                                                                                      -----------
                   Prepaid registration fees and other assets (Note 1e) ............                       5,498
                                                                                                    ------------
                   Total assets ....................................................                  64,918,530
                                                                                                    ------------
----------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Beneficial interest redeemed ..................................      107,547
                     Dividends to shareholders (Note 1f) ...........................       43,238
                     Investment adviser (Note 2) ...................................       27,112
                     Distributor (Note 2) ..........................................       21,537        199,434
                   Accrued expenses and other liabilities ..........................                      34,449
                                                                                                    ------------
                   Total liabilities ...............................................                     233,883
                                                                                                    ------------
----------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ......................................................                $ 64,684,647
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:        number of shares authorized .....................................                $     50,076
                   Class B Shares of beneficial interest, $.10 par value, unlimited
                   number of shares authorized .....................................                     460,919
                   Class C Shares of beneficial interest, $.10 par value, unlimited
                   number of shares authorized .....................................                      30,490
                   Class D Shares of beneficial interest, $.10 par value, unlimited
                   number of shares authorized .....................................                      35,238
                   Paid-in capital in excess of par ................................                  59,837,965
                   Accumulated realized capital losses on investments--net (Note 5)                      (95,195)
                   Unrealized appreciation on investments--net .....................                   4,365,154
                                                                                                    ------------
                   Net assets ......................................................                $ 64,684,647
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $5,616,941 and 500,763 shares
                   of beneficial interest outstanding ..............................                $      11.22
                                                                                                    ============
                   Class B--Based on net assets of $51,697,241 and 4,609,186 shares
                   of beneficial interest outstanding ..............................                $      11.22
                                                                                                    ============
                   Class C--Based on net assets of $3,417,025 and 304,902 shares
                   of beneficial interest outstanding ..............................                $      11.21
                                                                                                    ============
                   Class D--Based on net assets of $3,953,440 and 352,384 shares
                   of beneficial interest outstanding ..............................                $      11.22
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

Statement of Operations

                                                                                         For the Six Months Ended
                                                                                                 January 31, 1999
-----------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned .........               $ 1,760,799
(Note 1d):
-----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ................................  $  174,937
                     Account maintenance and distribution fees--Class B (Note 2) ......     129,073
                     Professional fees ................................................      32,090
                     Printing and shareholder reports .................................      27,166
                     Accounting services (Note 2) .....................................      15,485
                     Transfer agent fees--Class B (Note 2) ............................      10,456
                     Account maintenance and distribution fees--Class C (Note 2) ......       8,696
                     Registration fees (Note 1e) ......................................       6,697
                     Pricing fees .....................................................       2,181
                     Account maintenance fees--Class D (Note 2) .......................       1,626
                     Trustees' fees and expenses ......................................       1,603
                     Custodian fees ...................................................       1,568
                     Transfer agent fees--Class A (Note 2) ............................         929
                     Transfer agent fees--Class C (Note 2) ............................         571
                     Transfer agent fees--Class D (Note 2) ............................         529
                     Other ............................................................         761
                                                                                         ----------
                     Total expenses ...................................................                   414,368
                                                                                                      -----------
                     Investment income--net ...........................................                 1,346,431
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ................................                 1,238,718
ized Gain (Loss)     Change in unrealized appreciation on investments--net ............                  (859,639)
on Investments--Net                                                                                   -----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations .............               $ 1,725,510
                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

Statements of Changes in Net Assets

                                                                                            For the Six     For the
                                                                                           Months Ended   Year Ended
                                                                                            January 31,    July 31,
Increase (Decrease) in Net Assets:                                                             1999          1998
--------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ............................................  $  1,346,431  $  2,804,178
                     Realized gain on investments--net .................................     1,238,718       239,318
                     Change in unrealized appreciation on investments--net .............      (859,639)      157,464
                                                                                          ------------  ------------
                     Net increase in net assets resulting from operations ..............     1,725,510     3,200,960
                                                                                          ------------  ------------
--------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders           Class A .........................................................      (136,497)     (288,288)
(Note 1f):             Class B .........................................................    (1,076,692)   (2,368,275)
                       Class C .........................................................       (58,862)      (68,440)
                       Class D .........................................................       (74,380)      (79,175)
                                                                                          ------------  ------------
                     Net decrease in net assets resulting from dividends to shareholders    (1,346,431)   (2,804,178)
                                                                                          ------------  ------------
--------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net increase (decrease) in net assets derived from beneficial
Transactions         interest transactions .............................................     2,673,862      (954,651)
(Note 4):                                                                                 ------------  ------------
--------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ...........................     3,052,941      (557,869)
                     Beginning of period ...............................................    61,631,706    62,189,575
                                                                                          ------------  ------------
                     End of period .....................................................  $ 64,684,647  $ 61,631,706
                                                                                          ============  ============
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

Financial Highlights

                                                                                      Class A
                                                                ------------------------------------------------
                                                                  For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended           For the Year Ended July 31,
                                                                 Jan. 31,    -----------------------------------
Increase (Decrease) in Net Asset Value:                            1999      1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...... $ 11.15   $ 11.07   $ 10.60   $ 10.46   $ 10.48
Operating                                                        -------   -------   -------   -------   -------
Performance:         Investment income--net ....................     .26       .56       .56       .56       .56
                     Realized and unrealized gain (loss) on
                     investments--net ..........................     .07       .08       .47       .14      (.02)
                                                                 -------   -------   -------   -------   -------
                     Total from investment operations ..........     .33       .64      1.03       .70       .54
                                                                 -------   -------   -------   -------   -------
                     Less dividends from investment income--net     (.26)     (.56)     (.56)     (.56)     (.56)
                                                                 -------   -------   -------   -------   -------
                     Net asset value, end of period ............ $ 11.22   $ 11.15   $ 11.07   $ 10.60   $ 10.46
                                                                 =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ........   3.00%+    5.92%    10.02%     6.78%     5.35%
Return:**                                                        =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ............    .86%*     .86%      .83%      .84%      .88%
Net Assets:                                                      =======   =======   =======   =======   =======
                     Expenses ..................................    .86%*     .86%      .83%      .84%      .91%
                                                                 =======   =======   =======   =======   =======
                     Investment income--net ....................   4.68%*    5.02%     5.22%     5.23%     5.42%
                                                                 =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .. $ 5,617   $ 5,705   $ 5,757   $ 5,887   $ 6,630
Data:                                                            =======   =======   =======   =======   =======
                     Portfolio turnover ........................  56.80%    23.32%    24.64%    56.05%    89.62%
                                                                 =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Aggregate total investment return.

See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                      Class B
                                                                ------------------------------------------------
                                                                  For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended           For the Year Ended July 31,
                                                                 Jan. 31,    -----------------------------------
Increase (Decrease) in Net Asset Value:                            1999      1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...... $ 11.15   $ 11.07   $ 10.60   $ 10.46   $ 10.48
Operating                                                        -------   -------   -------   -------   -------
Performance:         Investment income--net ....................     .23       .50       .51       .51       .50
                     Realized and unrealized gain (loss) on
                     investments--net ..........................     .07       .08       .47       .14      (.02)
                                                                 -------   -------   -------   -------   -------
                     Total from investment operations ..........     .30       .58       .98       .65       .48
                                                                 -------   -------   -------   -------   -------
                     Less dividends from investment income--net     (.23)     (.50)     (.51)     (.51)     (.50)
                                                                 -------   -------   -------   -------   -------
                     Net asset value, end of period ............ $ 11.22   $ 11.15   $ 11.07   $ 10.60   $ 10.46
                                                                 =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ........   2.74%+    5.38%     9.46%     6.23%     4.82%
Return:**                                                        =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ............   1.37%*    1.37%     1.34%     1.35%     1.39%
Net Assets:                                                      =======   =======   =======   =======   =======
                     Expenses ..................................   1.37%*    1.37%     1.34%     1.35%     1.42%
                                                                 =======   =======   =======   =======   =======
                     Investment income--net ....................   4.17%*    4.51%     4.71%     4.72%     4.91%
                                                                 =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .. $51,697   $51,255   $53,336   $59,868   $66,927
Data:                                                            =======   =======   =======   =======   =======
                     Portfolio turnover ........................  56.80%    23.32%    24.64%    56.05%    89.62%
                                                                 =======   =======   =======   =======   =======
----------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Aggregate total investment return.

See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

FINANCIAL INFORMATION (concluded)

--------------------------------------------------------------------------------
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                         Class C
                                                                   --------------------------------------------------
                                                                    For the                                   For the
                                                                     Six                                      Period
The following per share data and ratios have been derived           Months                                   Oct. 21,
from information provided in the financial statements.               Ended     For the Year Ended July 31,   1994+ to
                                                                   Jan. 31,  -----------------------------   July 31,
Increase (Decrease) in Net Asset Value:                              1999       1998      1997       1996      1995
---------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ........ $ 11.14   $ 11.06    $ 10.60   $ 10.46   $ 10.03
Operating                                                          -------   -------    -------   -------   -------
Performance:         Investment income--net ......................     .23       .49        .49       .49       .37
                     Realized and unrealized gain on
                     investments--net ............................     .07       .08        .46       .14       .43
                                                                   -------   -------    -------   -------   -------
                     Total from investment operations ............     .30       .57        .95       .63       .80
                                                                   -------   -------    -------   -------   -------
                     Less dividends from investment income--net ..    (.23)     (.49)      (.49)     (.49)     (.37)
                                                                   -------   -------    -------   -------   -------
                     Net asset value, end of period .............. $ 11.21   $ 11.14    $ 11.06   $ 10.60   $ 10.46
                                                                   =======   =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ..........   2.69%++   5.28%      9.25%     6.12%     8.13%++
Return:**                                                          =======   =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ....................................   1.47%*    1.47%      1.43%     1.45%     1.56%*
Net Assets:                                                        =======   =======    =======   =======   =======
                     Investment income--net ......................   4.06%*    4.40%      4.63%     4.61%     4.68%*
                                                                   =======   =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .... $ 3,417   $ 1,835    $ 1,495   $ 1,185   $   432
Data:                                                              =======   =======    =======   =======   =======
                     Portfolio turnover ..........................  56.80%    23.32%     24.64%    56.05%    89.62%
                                                                   =======   =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------

                                                                                         Class D
                                                                   --------------------------------------------------
                                                                    For the                                   For the
                                                                     Six                                      Period
The following per share data and ratios have been derived           Months                                   Oct. 21,
from information provided in the financial statements.               Ended     For the Year Ended July 31,   1994+ to
                                                                   Jan. 31,  -----------------------------   July 31,
Increase (Decrease) in Net Asset Value:                              1999       1998      1997       1996      1995
---------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .......  $ 11.15   $ 11.07    $ 10.61   $ 10.47   $ 10.03
Operating                                                          -------   -------    -------   -------   -------
Performance:         Investment income--net .....................      .26       .55        .55       .55       .42
                     Realized and unrealized gain on
                     investments--net ...........................      .07       .08        .46       .14       .44
                                                                   -------   -------    -------   -------   -------
                     Total from investment operations ...........      .33       .63       1.01       .69       .86
                                                                   -------   -------    -------   -------   -------
                     Less dividends from investment income--net .     (.26)     (.55)      (.55)     (.55)     (.42)
                                                                   -------   -------    -------   -------   -------
                     Net asset value, end of period .............  $ 11.22   $ 11.15    $ 11.07   $ 10.61   $ 10.47
                                                                   =======   =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........    2.95%++   5.82%      9.80%     6.67%     8.70%++
Return:**                                                          =======   =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...................................     .96%*     .96%       .93%      .94%     1.04%*
Net Assets:                                                        =======   =======    =======   =======   =======
                     Investment income--net .....................    4.57%*    4.91%      5.13%     5.12%     5.22%*
                                                                   =======   =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...  $ 3,954   $ 2,837    $ 1,602   $ 1,290    $  750
Data:                                                              =======   =======    =======   =======   =======
                     Portfolio turnover .........................   56.80%    23.32%     24.64%    56.05%    89.62%
                                                                   =======   =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Commencement of operations.
++    Aggregate total investment return.

See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Massachusetts Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B .......................................       0.25%            0.25%
Class C .......................................       0.25%            0.35%
Class D .......................................       0.10%             --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                             MLFD       MLPF&S
--------------------------------------------------------------------------------
Class A .................................................   $ 22       $  300
Class D .................................................   $156      $24,225
--------------------------------------------------------------------------------

For the six months ended January 31, 1999, MLPF&S received contingent deferred sales charges of $14,353 and $658 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1999 were $34,091,652 and $36,120,330, respectively.

Net realized gains for the six months ended January 31, 1999 and net unrealized gains as of January 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                         Realized     Unrealized
                                                          Gains         Gains
--------------------------------------------------------------------------------
Long-term investments ...............................  $1,238,718    $4,365,154
                                                       ----------    ----------
Total ...............................................  $1,238,718    $4,365,154
                                                       ==========    ==========
--------------------------------------------------------------------------------

As of January 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $4,365,154, of which $5,050,560 related to appreciated securities and $685,406 related to depreciated securities. The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $55,943,710.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 1999

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $2,673,862 and $(954,651) for the six months ended January 31, 1999 and for the year ended July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 1999                                    Shares       Amount
--------------------------------------------------------------------------------
Shares sold ..........................................    62,532    $   700,648
Shares issued to shareholders
in reinvestment of dividends .........................     4,984         55,968
                                                        --------    -----------
Total issued .........................................    67,516        756,616
Shares redeemed ......................................   (78,559)      (881,923)
                                                        --------    -----------
Net decrease .........................................   (11,043)   $  (125,307)
                                                        ========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1998                                       Shares       Amount
--------------------------------------------------------------------------------
Shares sold ..........................................    55,712    $   618,548
Shares issued to shareholders
in reinvestment of dividends .........................     9,979        110,642
                                                        --------    -----------
Total issued .........................................    65,691        729,190
Shares redeemed ......................................   (73,879)      (821,852)
                                                        --------    -----------
Net decrease .........................................    (8,188)   $   (92,662)
                                                        ========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 1999                                    Shares       Amount
--------------------------------------------------------------------------------
Shares sold ..........................................   319,749    $ 3,592,390
Shares issued to shareholders
in reinvestment of dividends .........................    50,663        568,910
                                                        --------    -----------
Total issued .........................................   370,412      4,161,300
Automatic conversion
of shares ............................................      (833)        (9,341)
Shares redeemed ......................................  (358,621)    (4,040,207)
                                                        --------    -----------
Net increase .........................................    10,958    $   111,752
                                                        ========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1998                                       Shares       Amount
--------------------------------------------------------------------------------
Shares sold ..........................................   479,010    $ 5,315,771
Shares issued to shareholders
in reinvestment of dividends .........................   115,457      1,279,860
                                                        --------    -----------
Total issued .........................................   594,467      6,595,631
Automatic conversion
of shares ............................................   (14,966)      (165,584)
Shares redeemed ......................................  (798,678)    (8,856,952)
                                                        --------    -----------
Net decrease .........................................  (219,177)   $(2,426,905)
                                                        ========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 199                                     Shares       Amount
--------------------------------------------------------------------------------
Shares sold ..........................................   177,306    $ 2,003,557
Shares issued to shareholders
in reinvestment of dividends .........................     4,356         48,841
                                                        --------    -----------
Total issued .........................................   181,662      2,052,398
Shares redeemed ......................................   (41,520)      (467,431)
                                                        --------    -----------
Net increase .........................................   140,142    $ 1,584,967
                                                        ========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1998                                       Shares      Amount
--------------------------------------------------------------------------------
Shares sold ..........................................    67,852    $   755,430
Shares issued to shareholders
in reinvestment of dividends .........................     4,793         53,138
                                                        --------    -----------
Total issued .........................................    72,645        808,568
Shares redeemed ......................................   (43,020)      (474,178)
                                                        --------    -----------
Net increase .........................................    29,625    $   334,390
                                                        ========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended January 31, 1999                                    Shares      Amount
--------------------------------------------------------------------------------
Shares sold ..........................................   123,430    $ 1,389,130
Automatic conversion
of shares ............................................       833          9,341
Shares issued to shareholders
in reinvestment of dividends .........................     1,602         17,972
                                                        --------    -----------
Total issued .........................................   125,865      1,416,443
Shares redeemed ......................................   (27,921)      (313,993)
                                                        --------    -----------
Net increase .........................................    97,944    $ 1,102,450
                                                        ========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1998                                       Shares       Amount
--------------------------------------------------------------------------------
Shares sold ..........................................   128,646    $ 1,434,340
Automatic conversion
of shares ............................................    14,965        165,584
Shares issued to shareholders
in reinvestment of dividends .........................     1,763         19,572
                                                        --------    -----------
Total issued .........................................   145,374      1,619,496
Shares redeemed ......................................   (35,553)      (388,970)
                                                        --------    -----------
Net increase .........................................   109,821    $ 1,230,526
                                                        ========    ===========
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At July 31, 1998, the Fund had a net capital loss carryforward of approximately $915,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Massachusetts
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16150--1/99

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